                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                MED/WASTE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                MED/WASTE, INC.

                       6175 N.W. 153RD STREET - SUITE 324
                           MIAMI LAKES, FLORIDA 33014

                                                                    May 27, 1998

TO THE STOCKHOLDERS OF MED/WASTE, INC.

     The Annual Meeting of Stockholders of Med/Waste, Inc., a Delaware corporation (the "Company") will be held on Thursday, June 18, 1998. At the Annual Meeting, Stockholders will be requested to vote on two items: (a) the election of two (2) Class II directors and (b) an amendment to the Company's 1996 Employee Stock Option Plan (the "Employee Plan").

     The Company previously mailed to all Stockholders of record as of April 29, 1998 a Proxy Statement dated May 6, 1998, which contained the disclosure of the two proposals for action at the Annual Meeting. The proposal dealing with the amendment to the Employee Plan inadvertently contained an error regarding the proposal. The Company's Board of Directors authorized an increase in the number of shares from 400,000 to 1,400,000. The Proxy Statement incorrectly states the increase was for 14,000,000. Accordingly, this letter shall serve to amend the disclosure in the Proxy Statement to clarify the proposal. Stockholders are being requested to approve an increase in the authorized shares under the Employee Plan to 1,400,000 shares of common stock. The Company regrets any inconvenience this may have caused its Stockholders.

     Your vote is important. Please vote, date, sign, and return the proxy card which was included in the original mailing as promptly as possible to assure representation of your shares at the meeting. You may revoke your proxy at any time prior to its exercise by written notice to the Company prior to the Annual Meeting, or by attending the Annual Meeting in person and voting.

                                          Very truly yours,

                                          Daniel A. Stauber,
                                          President and Chief Executive Officer